0 1Q24 Earnings Presentation April 23, 2024

1 Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, our order book and return schedule, our business strategy and plans for future operations, and the associated impacts on our business. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the risk associated with the execution of our strategic operating plans in the near-term and long-term; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to the NEA and our wind-down of the NEA; risks associated with cybersecurity and privacy, including information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; our substantial indebtedness and impact on our ability to meet future financing needs; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing attention to, and evolving expectations regarding, environmental, social and governance matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Presentation, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2023, as may be updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. 2

2 1Q24 Earnings Update Joanna Geraghty Chief Executive Officer

Improving 1Q Operational Performance Benefited Revenue and Cost Efficiency

Supported by our Fundamental Priorities

Focus on Core Customer

- Actioning initial tranches of network rebalancing
- Urgently progressing on ~$300M of revenue initiatives

Continue to Integrate Travel Brand

- Continued TrueBlue program expansion and co-brand spend growth in core geographies
- Double-digit year-over-year (YoY) commissions growth from JetBlue Vacations and Paisly

Drive Cost and Capital Discipline

- Controlling expenses through focused fixed cost reductions and the progression of our structural cost and fleet modernization programs
- Evaluating capital light growth options

Operational Reliability is foundational to restoring profitability

Building the Right Team is essential to executing on our refocused strategy

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4 Commercial Update and Outlook Marty St. George President

Executing on Strategic Initiatives Despite Geographic Challenges



1Q24 vs. 1Q23[1]
ASMs
Revenue
(2.7%)
(5.1%)
Guidance
(4.0%) to
(3.0%)
Guidance
(7.5%) to
(4.5%)



2Q24 vs. 2Q23[2]
ASMs
Revenue
(5.0%) to
(2.0%)
(10.5%) to
(6.5%)

On-track to Deliver $300M of Revenue Initiatives in 2024

- Achieved ~$40M in 1Q24, with benefits to ramp throughout 2024
- Rebalancing our network to our most profitable geographies
- Seat ancillary initiatives are exceeding expectations

Benefitting from Improved Operational Performance

- Completed more flights in 1Q24 than planned despite more significant and frequent weather events YoY, resulting in increased revenue and cost efficiencies relative to expectations

Driving Revenue Momentum in Face of Challenges

- Healthy demand supported peak period and close-in revenue performance
- Encouraged by positive domestic and transatlantic RASM in 1Q
- Latin geography continues to be pressured from elevated industry capacity, expecting unit revenue down mid-teens in 2Q
  - JetBlue has greatest exposure to Latin geography amongst major US carriers[3] (~35% of our capacity)

[1] Guidance represents March 12, 2024 update. Initial Q1 guidance on January 30, 2024 of (9%) to (5%) YoY for revenue and (6%) to (3%) YoY for ASMs.
[2] Represents guidance metrics.
[3] Major US carriers include Alaska, American, Delta, Frontier, Southwest, Spirit and United.

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6 Financial Update and Outlook Ursula Hurley Chief Financial Officer

Continued Controllable Cost Execution

CASM ex-Fuel[(1), (2), (3)] YoY Growth


8.5% - 9.5%
7.1%
5.5% to 7.5%
Up Mid-to-High Single Digits
1Q24 Guidance
1Q24 Actual
2Q24 Guidance
FY24 Guidance

YoY ASM Growth	(2.7%)	(5.0%) – (2.0%)	Down low single digits

1Q24 Cost Performance Better than Expected

- Strong completion factor driving cost efficiency across operation
- Benefited from timing shift of expenses into the remainder of the year, smoothing costs throughout the year

Cost Cutting Programs in Place Designed to Mitigate Headwinds

- $175M - $200M structural cost program achieved ~$100M in savings since program start
- More A220s in service than E190s by the end of April, reflecting our fleet modernization efforts
  - Fleet modernization program achieved $70M in total program savings; increased expected size of program from $75M to $100M
- Successfully implemented fixed cost reductions, a 0.5 point benefit to full year CASM ex-Fuel growth, included in full-year cost guidance

Effectively Managing our Costs during Capacity Deceleration

- Pratt & Whitney compensation accounting update driving incremental pressure on full-year CASM-ex Fuel guidance
- Actively exploring further cost savings opportunities in productivity, maintenance spend optimization and technology-enabled efficiencies

(1) Revised Q1 guidance on March 12, 2024 of 8.5% - 9.5% YoY for CASM ex-Fuel. Initial Q1 guidance on January 30, 2024 of 9% to 11%.
(2) Operating expense per available seat mile, excluding fuel, other non-airline operating expenses and special items ("CASM ex-Fuel"); refer to reconciliations of non-GAAP financial measures in Appendix A.
(3) See Appendix A for more details on Pratt & Whitney compensation update.

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8 Supporting our Balance Sheet with Capital Discipline Leaning into Capital Light Growth Investments • After deferring aircraft to smooth delivery profile, actively exploring opportunities to extend the life of ~30 A320 aircraft to supplement future growth • Lower investment required to extend aircraft life versus purchasing new aircraft Managing Liquidity with Efficient Financing • Committed financing to-date of ~$1.3B to support 2024 capital expenditures • Ended 1Q24 with $1.7B in liquidity, excluding our $600M undrawn revolving credit facility • Next significant debt maturity due in 2026 • Carrying a healthy unencumbered asset base Prudently Managing Risk to Protect Earnings • 2Q24 fuel consumption hedged 27%, and full year 2024 consumption hedged 16%

9  Resolved Spirit transaction – our attention is 100% focused on our standalone plan  Deferred ~$2.5B of capital expenditures to smooth our aircraft delivery stream  Announced significant network changes including closure of seven stations since early 2024 and right-sizing Fall trough capacity with demand  Launched a suite of over 15 revenue initiatives, worth $300 million in 2024, two- thirds of which are ancillary-based initiatives  Began implementing multi-year reliability initiative  Offered a voluntary opt-out program to help right-size our cost structure  Will overcome change in Pratt & Whitney compensation recognition and maintain full-year CASM ex-Fuel guide  Announced new key members of our senior leadership team Taking Action to Urgently Refocus our Strategy and Drive Profitability

10 Outlook Summary (1) Prior full year guidance as of January 30, 2024. (2) See Appendix A for further details on Non-GAAP measures. (3) Includes the impact from the pilot union agreement of approximately two points for the full year 2024. (4) See Appendix A for more details on Pratt & Whitney compensation update. (5) Fuel hedged 27% for 2Q24; 16% for FY24. (6) Fuel price based on forward curve as of April 12, 2024. Includes fuel taxes, hedges, and other fuel fees. Guidance Estimated 2Q 2024 Estimated FY 2024 Available Seat Miles (ASMs) Year-over-Year (5.0%) – (2.0%) Down low single digits (unchanged)(1) Revenue Year-over-Year (10.5%) – (6.5%) Down low single digits (previously ~flat)(1) CASM ex-Fuel(2), (3), (4) Year-over-Year 5.5% – 7.5% Up mid-to-high single digits (unchanged)(1) Fuel Price per Gallon(5), (6) $2.98 – $3.13 - Capital Expenditures ~$550 million ~$1.6 billion (unchanged)(1)

11 Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the condensed consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. With respect to JetBlue’s CASM Ex-Fuel guidance(1), we are not able to provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. (1) CASM Ex-Fuel is a non-GAAP measure that excludes fuel, other non-airline operating expenses, and special items. Our CASM-ex Fuel guide includes an updated assumption for removal of Pratt & Whitney compensation from cost guidance. Our guidance for full year 2024 previously included an expectation that any compensation received for aircraft removed from service due to geared turbo fan engine issues would be recorded as an offset to operating expenses. However, following further analysis of the relevant accounting guidance and precedent transactions of a similar nature within the industry, the Company will recognize any compensation predominantly as a reduction to aircraft assets on the consolidated balance sheet and/or amortized to maintenance expense as appropriate. This is expected to have an adverse impact on CASM Ex-Fuel as this benefit will be recognized over a longer period of time. Despite the significantly reduced compensation recognized in earnings in 2024, CASM Ex-Fuel is still expected to be within the range of our reaffirmed full year 2024 guidance. Appendix A

Operating expense per available seat mile, excluding fuel, other non-airline operating expenses, and special items ("CASM Ex-Fuel")

Operating Expense per Available Seat Mile ("CASM") is a common metric used in the airline industry. Our CASM for the relevant periods are summarized in the table below. We exclude aircraft fuel, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from total operating expenses to determine Operating Expenses ex-fuel, which is a non-GAAP financial measure, and we exclude the same items from CASM to determine CASM ex-fuel, which is also a non-GAAP financial measure. We believe the impact of these special items distorts our overall trends and that our metrics are more comparable with the presentation of our results excluding such impact.

We believe that Operating Expenses ex-fuel and CASM ex-fuel are useful for investors because they provide investors the ability to measure our financial performance excluding items that are beyond our control, such as fuel costs, which are subject to many economic and political factors, as well as items that are not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses and special items. We believe these non-GAAP measures are more indicative of our ability to manage airline costs and are more comparable to measures reported by other major airlines.

For the three months ended March 31, 2024, special items included Spirit-related costs, voluntary opt-out costs, and Embraer E190 fleet transition costs.

For the three months ended March 31, 2023, special items included union contract costs and Spirit-related costs.

The table below provides a reconciliation of our total operating expenses ("GAAP measure") to Operating Expenses ex-fuel, and our CASM to CASM ex-fuel for the periods presented.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE AND OPERATING EXPENSE PER ASM (CASM), EXCLUDING FUEL

(unaudited)

	Three Months Ended March 31,					
	$			Cents per ASM		
($ in millions; per ASM data in cents; percent changes based on unrounded numbers)	2024	2023	Percent Change	2024	2023	Percent Change
Total operating expenses	$ 2,928	$ 2,570	14.0	17.95	15.32	17.1
Less:						
Aircraft fuel	625	785	(20.4)	3.84	4.68	(18.1)
Other non-airline expenses	17	18	(4.4)	0.10	0.09	(1.8)
Special items	562	112	NM (1)	3.44	0.68	NM
Operating expenses, excluding fuel	$ 1,724	$ 1,655	4.2	10.57	9.87	7.1

(1) Not meaningful or greater than 100% change.

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13 Operating expense, operating loss, adjusted operating margin, pre-tax loss, adjusted pre-tax margin, net loss and loss per share, excluding special items and gain (loss) on investments Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items. Special items for the three months ended March 31, 2024 included Spirit-related costs, voluntary opt-out costs, and Embraer E190 fleet transition costs. Special items for the three months ended March 31, 2023 included Spirit costs and union contract costs. Certain gains and losses on our investments were also excluded from our 2024 and 2023 GAAP results. We believe the impact of these items distort our overall trends and our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented. Non-GAAP Financial Measure RECONCILIATION OF OPERATING EXPENSE, OPERATING LOSS, ADJUSTED OPERATING MARGIN, PRE-TAX LOSS, ADJUSTED PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS AND GAIN (LOSS) ON INVESTMENTS (unaudited, in millions) Three Months Ended March 31, 2024 2023 Total operating revenues $ 2,209 $ 2,328 RECONCILIATION OF OPERATING EXPENSE Total operating expenses $ 2,928 $ 2,570 Less: Special items 562 112 Total operating expenses excluding special items $ 2,366 $ 2,458 Percent change (3.7) % RECONCILIATION OF OPERATING LOSS Operating loss $ (719) $ (242) Add back: Special items 562 112 Operating loss excluding special items $ (157) $ (130) RECONCILIATION OF ADJUSTED OPERATING MARGIN Operating margin (32.6)% (10.4)% Operating loss excluding special items $ (157) $ (130) Total operating revenues 2,209 2,328 Adjusted operating margin (7.1)% (5.6)% RECONCILIATION OF PRE-TAX LOSS Loss before income taxes $ (767) $ (266) Add back: Special items 562 112 Less: Gain (loss) on investments, net (22) 3 Loss before income taxes excluding special items and gain (loss) on investments, net $ (183) $ (157) RECONCILIATION OF ADJUSTED PRE-TAX MARGIN Pre-tax margin (34.7)% (11.4)% Loss before income taxes excluding special items $ (183) $ (157) Total operating revenues 2,209 2,328 Adjusted pre-tax margin (8.3)% (6.8)% RECONCILIATION OF NET LOSS Net loss $ (716) $ (192) Add back: Special items 562 112 Less: Income tax benefit related to special items 7 29 Less: Gain (loss) on investments, net (22) 3 Less: Income tax benefit (expense) related to gain (loss) on investments, net 6 (1) Net loss excluding special items and gain (loss) on investments, net $ (145) $ (111)

14 Operating expense, operating loss, adjusted operating margin, pre-tax loss, adjusted pre-tax margin, net loss and loss per share, excluding special items and gain (loss) on investments (continued) Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items. Special items for the three months ended March 31, 2024 included Spirit-related costs, voluntary opt-out costs, and Embraer E190 fleet transition costs. Special items for the three months ended March 31, 2023 included Spirit costs and union contract costs. We believe the impact of these items distort our overall trends and our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented. Non-GAAP Financial Measure RECONCILIATION OF OPERATING EXPENSE, OPERATING LOSS, ADJUSTED OPERATING MARGIN, PRE-TAX LOSS, ADJUSTED PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS AND GAIN (LOSS) ON INVESTMENTS (CONTINUED) (unaudited) Three Months Ended March 31, CALCULATION OF LOSS PER SHARE 2024 2023 Loss per common share Basic $ (2.11) $ (0.58) Add back: Special items 1.65 0.34 Less: Income tax benefit related to special items 0.02 0.09 Less: Gain (loss) on investments, net (0.06) 0.01 Less: Income tax benefit related to gain (loss) on investments, net 0.01 — Basic excluding special items and gain (loss) on investments, net $ (0.43) $ (0.34) Diluted $ (2.11) $ (0.58) Add back: Special items 1.65 0.34 Less: Income tax benefit related to special items 0.02 0.09 Less: Gain (loss) on investments, net (0.06) 0.01 Less: Income tax benefit related to gain (loss) on investments, net 0.01 — Diluted excluding special items and gain (loss) on investments, net $ (0.43) $ (0.34)

15 Delivery Planning Assumption A220 A321neo Total(1) 2024(2) 20 7 27 2025 20 5 25 2026 20 4 24 2027 5 9 14 Appendix C: Order Book Contractual Returns A320 Embraer E190 Total 2024 (2) (16) (18) 2025 (5) (7) (12) We continue to explore opportunities to extend lease contracts or purchase aircraft off-lease (1) In addition to, we have options to purchase an additional 20 A220-300 aircraft. (2) Includes eight aircraft delivered in 1Q 2024. JetBlue’s aircraft delivery planning assumption for full year as of April 23, 2024: JetBlue’s contractual aircraft return schedule as of April 23, 2024:

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